Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2011 First Quarter Update GrandMarc at Westberry Place in Fort Worth, TX

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Quarterly Report in Form 10-Q for the quarter ended March 31, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010, each as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Kym Janney, Chief Financial Officer Debt Maturities Asset Updates Al Palamara, SVP and Portfolio Manager Wrap Up Questions Alexan Black Mountain in Henderson, NV

Economic Overview Sustainable recovery underway Positive GDP growth for seven consecutive quarters Private sector job growth is accelerating Corporate profits have exceeded pre-recession peak Labor market improving 768,000 net new jobs created YTD through April vs. approximately 1 million in full-year 2010 April unemployment rate is 9%, slightly up from March Commercial real estate occupancy: Office Multifamily Hospitality Cap rate compression across most major property types Central European Portfolio

Noteworthy Events Sale of 12600 Whitewater closed on April 26 Selected a buyer for 2603 Augusta in Houston; expect a closing in June Working to refinance, instead of selling, Regency Center and Northpoint Central in Houston Executed sales contract for TCU student housing project Crossroads in San Diego is being marketed for sale Sold three condos in 2011 at Chase Park, plus four more under contract to sell Becket House in London recapitalized, debt extended and building improvements completed Additional capital sourced for Royal Island Bent Tree Green in Dallas, TX

Portfolio Level Cash As of March 31, 2011, Opportunity REIT I had an unrestricted cash balance of $6.4 million Net proceeds from sale of 12600 Whitewater were $5.1 million Short-term Demands for Funds Tenant improvements and leasing commissions Property operating deficits Interest Principal (including potential pay downs) on outstanding indebtedness General & Administrative expenses Special distributions as they may be declared Liquidity Northborough Tower in Houston, TX Tanglewood at Voss in Houston, TX

Sales 12600 Whitewater in Minnetonka, Minnesota We owned a 100% interest Sales price $9.6 million $5.1 million net proceeds to the REIT Sold three Chase Park condominiums in 2011 Impairment 2603 Augusta in Houston, Texas – $3.6 million First Quarter 2011 Transactions and Events

Modified Funds from Operations* Q1 MFFO of $(3.5) million, or $(0.06) per share, is related to: $(1.2) million related to Chase Park Hotel operating lease payments due to seasonality and Chase Park condo marketing costs $(2.3) million related to operating deficits of our development properties *For a reconciliation of Modified Funds from Operations to Net Income, refer to the Current Report on Form 8-K filed on May 26, 2011 Becket House in London, England

1These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities Through Q1 2012 Debt Maturities Property Current Loan Amount Maturity Date Extension Options Senior Secured Credit Facility $69.3 M 2/13/12 None Chase Park Plaza Hotel $62.8 M 11/15/11 One 6-month option Chase – Private Residences $6.1 M 11/15/11 One 6-month option Tesco1 $18.4 M 5/31/11 None Lynka 1 $2.7 M 10/31/11 None Crossroads $26.8 M 6/30/11 Two 1-year options Frisco Square (Land) $15.4 M 7/28/11 One 1-year option Frisco Square (operating properties) $31.0 M 7/28/11 Two 1-year options

56% occupied, from 49% at acquisition Marketing for sale Houston Properties 93% occupied Well located Limited lease rollover in coming years Reviewing refinancing alternatives Northpoint Central 91% occupied Well located Limited lease rollover in coming years Reviewing refinancing alternatives Regency Center 2603 Augusta

Royal Island Settled outstanding litigation with co-investor Obtained $10 million loan to fund operations Finalizing vendor payables Royal Island partnership retained Jones Lang LaSalle to assist in raising additional $30 million Royal Island—Bahamas Royal Island in the Commonweath of the Bahamas Becket House in London, England

Crossroads Occupancy increased to approximately 80% Debt maturing June 30, 2011 Marketing for sale; plan to select buyer in June 2011 Crossroads—San Diego, California Crossroads in San Diego, CA

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner (UVA)


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place (TCU)


Central European Portfolio


Royal Island


Alexan Black Mountain


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

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© 2011 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com